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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-99586, 333-33451 and 333-45561) and in the
Prospectus constituting part of the Registration Statement on Form S-3
(No. 333-35969) of DataWorks Corporation of our report dated April 5, 1996, relating to the financial statements of DCD Corporation, which appears on page F-3 of this Form 10-K.



/s/ PRICE WATERHOUSE LLP
----------------------------
Price Waterhouse LLP
Minneapolis, Minnesota
March 27, 1998